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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                        SUPPLEMENT DATED AUGUST 31, 2009
                      TO PROSPECTUS DATED OCTOBER 28, 2008

This information supplements the Income Funds Prospectus dated October 28, 2008. Please retain this supplement for future reference.

Information regarding the portfolio managers primarily responsible for the management of Intermediate Government Bond Fund, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Intermediate Government Bond Fund. Wan-Chong Kung has served as the primary portfolio manager for the fund since November 2002. Chris J. Neuharth and Jason
J. O'Brien have co-managed the fund since August 2009.

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